                                                                    EXHIBIT 99.3

                             LETTER OF TRANSMITTAL

     TO ACCOMPANY CERTIFICATE(S) FOR SHARES OF BLOUNT CLASS A COMMON STOCK
                     AND/OR BLOUNT CLASS B COMMON STOCK OF
                           BLOUNT INTERNATIONAL, INC.
                  SURRENDERED IN CONNECTION WITH THE MERGER OF
                           RED DOG ACQUISITION, CORP.
                                 WITH AND INTO
                           BLOUNT INTERNATIONAL, INC.

     This Letter of Transmittal is to accompany certificates for shares of Class A common stock, par value $.01 per share ("Blount Class A Common Stock"), and/or Class B common stock, par value $.01 per share ("Blount Class B Common Stock"), of Blount International, Inc. ("Blount") if such certificates have not been submitted pursuant to an effective election (a "Non-Cash Election") to receive shares of the surviving corporation's common stock ("Non-Cash Election Shares") in connection with the proposed merger (the "Merger") of Red Dog Acquisition, Corp. ("Red Dog Acquisition") with and into Blount. Holders of Blount Class A Common Stock and/or Blount Class B Common Stock who have previously made an effective Non-Cash Election (any such holder, an "Electing Holder") need not submit this Form with respect to the shares covered by such Non-Cash Election. Each share of Blount Class A Common Stock and/or Blount Class B Common Stock subject to such Non-Cash Election will automatically, subject to proration as described in the Proxy Statement (as defined below), be converted into the right to retain Non-Cash Election Shares.

                      To: BankBoston, N.A., Exchange Agent
                                 1-800-730-4001

             By mail:                           By hand:                    By overnight courier:
          P.O. Box 8029             Securities Transfer & Reporting           150 Royall Street
      Boston, MA 02266-8029                  Services, Inc.                    Canton, MA 02021
     ATTN: Corporate Actions                 c/o Equiserve                 ATTN: Corporate Actions
                                       100 Williams St. Galleria
                                           New York, NY 10038

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

                                     BOX I

----------------------------------------------------------------------------------------------------------
                                                                           SHARES SUBMITTED
           NAME AND ADDRESS OF REGISTERED HOLDER*                (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------------
                                                                                         TOTAL NUMBER
                                                                                          OF SHARES
                                                                  CERTIFICATE           REPRESENTED BY
                                                                     NUMBER             CERTIFICATE(S)
                                                              ------------------------------------------

                                                              ------------------------------------------

                                                              ------------------------------------------

                                                              ------------------------------------------

                                                              ------------------------------------------
                                                                  TOTAL SHARES
----------------------------------------------------------------------------------------------------------
   * ONLY CERTIFICATES REGISTERED IN A SINGLE FORM MAY BE DEPOSITED WITH THIS LETTER OF TRANSMITTAL. IF
    CERTIFICATES ARE REGISTERED IN DIFFERENT FORMS (E.G., JOHN R. DOE AND J.R. DOE), IT WILL BE NECESSARY
         TO FILL IN, SIGN AND SUBMIT AS MANY SEPARATE LETTERS OF TRANSMITTAL AS THERE ARE DIFFERENT
                                       REGISTRATIONS OF CERTIFICATES.
----------------------------------------------------------------------------------------------------------

[ ] Check here if you cannot locate your certificates. Please complete the remainder of this Letter of Transmittal and indicate here the number of the lost certificates __________. Please call 1-800-730-4001 for affidavits to replace your lost certificates.

Ladies and Gentlemen:

     In connection with the Merger, the undersigned hereby submits the certificate(s) for shares of Class A common stock, par value $.01 per share ("Blount Class A Common Stock"), and/or Class B common stock, par value $.01 per share ("Blount Class B Common Stock"), of Blount International, Inc. ("Blount") listed in Box I. Delivery of the enclosed certificates shall be effected, and risk of loss of and title to such certificates shall pass, only upon delivery thereof to you.

     This Letter of Transmittal is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement, dated July 15, 1999, relating to the Merger (including all annexes thereto, and as it may be amended or supplemented from time to time, the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger and Recapitalization, dated as of April 18, 1999, as the same may be amended or supplemented from time to time (the "Merger Agreement"), a conformed copy of which appears as Appendix A to the Proxy Statement, and (iii) the accompanying Instructions.

     By delivering certificates for shares of Blount Class A Common Stock and/or Blount Class B Common Stock the registered holder of such certificates releases Blount, Red Dog Acquisition and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such Blount Class A Common Stock and/or Blount Class B Common Stock or the exchange of such Blount Class A Common Stock and/or Blount Class B Common Stock pursuant to the Merger Agreement.

     The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of Blount Class A Common Stock and/or Blount Class B Common Stock to Blount and to receive on behalf of the undersigned, in exchange for the shares of Blount Class A Common Stock and/or Blount Class B Common Stock represented thereby, any check for cash or, in the event of proration, certificate for Non-Cash Election Shares issuable in the Merger.

     Unless otherwise indicated under Special Payment Instructions below, please issue any check issuable in exchange for the shares of Blount Class A Common Stock and/or Blount Class B Common Stock represented by the certificates submitted hereby in the name of the registered holder(s) of such Blount Class A Common Stock and/or Blount Class B Common Stock. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any check issuable in exchange for the shares of Blount Class A Common Stock and/or Blount Class B Common Stock represented by the certificates submitted hereby to the registered holder(s) of Blount Class A Common Stock and/or Blount Class B Common Stock at the address or addresses shown above.

BOX II
          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS C(6) AND C(7))

        To be completed ONLY if the checks are to be made payable to, or the certificates for Non-Cash Election Shares are to be registered in the name of, someone other than the registered holder(s) of shares of Blount Class A Common Stock and/or Blount Class B Common Stock.

   Name:
   ----------------------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

          ------------------------------------------------------------
BOX III
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                             (SEE INSTRUCTION C(8))

        To be completed ONLY if the checks are to be made payable to, or the certificates for Non-Cash Election Shares are to be registered in the name of, the registered holder(s) of shares of Blount Class A Common Stock and/or Blount Class B Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above.

   Name:
   ----------------------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                              (INCLUDING ZIP CODE)

          ------------------------------------------------------------

BOX IV

                    SIGN HERE AND HAVE SIGNATURES GUARANTEED
     (SEE INSTRUCTIONS C(1), C(4) AND C(6) CONCERNING SIGNATURE GUARANTEE)

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

       Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a fiduciary capacity, set forth full title in such capacity and see Instruction C(3).

   Signature(s)
   Guaranteed:
   ---------------------------------------------
                             (SEE INSTRUCTION C(3))

   Name(s):
   ------------------------------------------------
                                 (PLEASE PRINT)

   Name(s):
   ------------------------------------------------
                                 (PLEASE PRINT)

   Name(s):
   ------------------------------------------------
                                 (PLEASE PRINT)

   ------------------------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                      (AREA CODE AND TELEPHONE NUMBER(S))

   ------------------------------------------------------------

   ------------------------------------------------------------
               (TAX INDEMNIFICATION OR SOCIAL SECURITY NUMBER(S))

   Dated:
   ------------------------------------------  1999.

                                  INSTRUCTIONS

A.  SPECIAL CONDITIONS; PRORATION PROCEDURES.

     Subject to the provisions, including the proration procedures, described in the Proxy Statement, holders of Blount Class A Common Stock and/or Blount Class B Common Stock who (i) declined to make a Non-Cash Election, (ii) failed to make an effective Non-Cash Election or (iii) made an effective Non-Cash Election but who will not receive Non-Cash Election Shares due to proration, in each case with respect to any or all of their shares, will receive in exchange for each share of Blount Class A Common Stock and/or Blount Class B Common Stock, the right to receive $30.00 in cash. See Instruction B.

     A description of the proration procedures is set forth in the Proxy Statement under "The Merger -- Conversion/Retention of Shares; Procedures for Exchange of Certificates." A full statement of the proration procedures is contained in the Merger Agreement and any receipt of cash is subject to compliance with such procedures.

     AS A RESULT OF THE PRORATION PROCEDURES, HOLDERS OF BLOUNT CLASS A COMMON STOCK AND/OR BLOUNT CLASS B COMMON STOCK MAY RECEIVE NON-CASH ELECTION SHARES OR CASH IN AMOUNTS WHICH VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF NON-CASH ELECTION SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

B. RECEIPT OF CHECKS AND/OR CERTIFICATES IN EXCHANGE FOR BLOUNT CLASS A COMMON STOCK AND/OR BLOUNT CLASS B COMMON STOCK.

     As soon as practicable after the completion of the Merger, the Exchange Agent will mail to the registered holder listed in Box I (or his or her designee listed in Box II or III), a check from Blount for an amount equal to $30.00 in cash with respect to each share of Blount Class A Common Stock and/or Blount Class B Common Stock which is submitted with any Letter of Transmittal, subject to the proration procedures described in the Proxy Statement.

     As a result of proration, a holder of Blount Class A Common Stock and/or Blount Class B Common Stock may receive Non-Cash Election Shares instead of cash. No fractional Non-Cash Election Shares will be issued in connection with the Merger. In lieu thereof, the holders of Blount Class A Common Stock and/or Blount Class B Common Stock who become entitled to a fraction of a Non-Cash Election Share, shall be entitled to a cash payment (without interest) determined by multiplying the fractional share interest to which a holder would otherwise be entitled by $30.00.

C.  GENERAL.

     1. EXECUTION AND DELIVERY. This Letter of Transmittal must be properly filled in, dated and signed in Box IV, and must be delivered (together with stock certificates representing the shares of Blount Class A Common Stock and/or Blount Class B Common Stock being submitted) to the Exchange Agent at either of the addresses set forth above.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE STOCKHOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS SUGGESTED.

     2. INADEQUATE SPACE. If there is insufficient space on this Form to list all your stock certificates being submitted to Exchange Agent, please attach a separate list.

     3. GUARANTEE OF SIGNATURES. Signatures on all Letters of Transmittal must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP, or MSP (an "Eligible Institution"), except in cases where securities are surrendered (i) by a registered holder of the securities who has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction C.4.

     4. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) submitted, unless shares of Blount Class A Common Stock and/or Blount Class B Common Stock described on this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

     If this Letter of Transmittal is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

     If this Letter of Transmittal or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal.

     5. LOST OR DESTROYED CERTIFICATES. If your stock certificate(s) has been either lost or destroyed, please check the box on the front of this Letter of Transmittal below your name and address and fill in the blank to show the number of shares of Blount Class A Common Stock and/or Blount Class B Common Stock represented by such lost, stolen or destroyed certificate(s). You will then be instructed as to the steps you must take in order to receive any checks and/or a stock certificate(s) representing Non-Cash Election Shares in accordance with the Merger Agreement.

     6. CHECKS AND/OR NEW STOCK CERTIFICATES IN SAME NAME. If any checks or stock certificate(s) representing Non-Cash Election Shares are to be registered in, or made payable to the order of, exactly the same name(s) that appears on the certificate(s) representing shares of Blount Class A Common Stock and/or Blount Class B Common Stock submitted with the Letter of Transmittal, no endorsement of certificate(s) or separate stock power(s) is required.

     7. CHECKS AND/OR NEW CERTIFICATES IN DIFFERENT NAME. If any checks or stock certificate(s) representing Non-Cash Election Shares are to be registered in, or made payable to the order of, other than exactly the name that appears on the certificate(s) representing shares of Blount Class A Common Stock and/or Blount Class B Common Stock submitted for exchange herewith, such exchange shall not be made by the Exchange Agent unless the certificates submitted are endorsed, Box II is completed, and the signature is guaranteed in Box IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings & loan association) or trust company in the United States which is a member in good standing of the Exchange Agent's Medallion Program.

     8. SPECIAL DELIVERY INSTRUCTIONS. If the checks are to be made payable to the order of, or the certificates for Non-Cash Election Shares are to be registered in, the name of the registered holder(s) of shares of Blount Class A Common Stock and/or Blount Class B Common Stock, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in Box III.

     9. MISCELLANEOUS. A single check and/or a single stock certificate representing Non-Cash Election Shares will be issued in exchange for shares of Blount Class A Common Stock and/or Blount Class B Common Stock submitted herewith.

     All questions with respect to this Letter of Transmittal will be determined by Blount and Red Dog Acquisition, which determination shall be conclusive and binding.

     10. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a stockholder who surrenders certificates of Blount Class A Common Stock and/or Blount Class B Common Stock in the Merger is required to provide the Exchange Agent with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 and to certify that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN). If such stockholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Blount Class A Common Stock and/or Blount Class B Common Stock surrendered may be subject to backup withholding (see below).

     A Blount Class A Common Stock and/or Blount Class B Common Stock stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. If the box is checked, payments made within 60 days of the date of the form will be subject to backup withholding unless the stockholder has furnished the Exchange Agent with his or her TIN. A stockholder who checks the box in Part 3 in lieu of furnishing his or her TIN should furnish the Exchange Agent with his or her TIN as soon as it is received.

     Certain stockholders (including, among others, all corporations and certain foreign individuals), are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (Form W-8). Forms for such statements can be obtained from the Exchange Agent. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue service. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

     Additional copies of this Letter may be obtained from BankBoston, N.A. (whose telephone number is 1-800-730-4001).

--------------------------------------------------------------------------------

PAYER'S NAME: BANKBOSTON, N.A.
----------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT    ---------------------------
 FORM W-9                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.     Social Security Number
 DEPARTMENT OF THE TREASURY                                                            OR
 INTERNAL REVENUE SERVICE
                                                                                       ---------------------------
                                                                                       Employer Identification Number
                                   -----------------------------------------------------------------------------------
 PAYER'S REQUEST FOR                PART 2                                              PART 3 --
 TAXPAYER
 IDENTIFICATION                     Certification -- Under the penalties of perjury, I  [ ] Awaiting TIN
 NUMBER (TIN)                       certify that:
                                    (1) The number shown on this form is my correct
                                    Taxpayer Identification Number (or I am waiting
                                        for a number to be issued to me), and
                                    (2) I am not subject to backup withholding because
                                    (a) I am exempt from backup withholding, or (b) I
                                        have not been notified by the Internal Revenue
                                        Service (the "IRS") that I am subject to
                                        backup withholding as a result of a failure to
                                        report all interest or dividends, or (c) the
                                        IRS has notified me that I am no longer
                                        subject to backup withholding.
                                   -----------------------------------------------------------------------------------
                                    CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                   -----------------------------------------------------------------------------------
 SIGN HERE                          SIGNATURE
                                    ----------------------------------------------------------------------------
                                   DATE
                                   ----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature
----------------------------------------------------------   Date
---------------------------------, 1999

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

       ------------------------------------------------------------------

                                         GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                NUMBER OF --
---------------------------------------------------------------------
 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of the
     account)                            account or, if combined
                                         funds, the first individual
                                         on the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-trustee(1)
     trust account (grantor is also
        trustee)
     b. So-called trust account that     The actual owner(1)
     is not a legal or valid trust
        under state law
 5.  Sole proprietorship                 The owner(3)
---------------------------------------------------------------------
                                         GIVE THE EMPLOYER
  FOR THIS TYPE OF ACCOUNT:              IDENTIFICATION NUMBER OF --
---------------------------------------------------------------------
 6.  Sole proprietorship                 The owner(3)
 7.  A valid trust, estate, or           The legal entity(4)
     pension trust
 8.  Corporate                           The corporation
 9.  Association, club, religious,       The organization
     charitable, educational, or
     other tax-exempt organization
     account
10.  Partnership                         The partnership
11.  A broker or registered nominee      The broker or nominee
12.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agricultural program
     payments

       ------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

       ------------------------------------------------------------------

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5. Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:
- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
- An international organization or any agency or instrumentality thereof.
- A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:
- A corporation.
- financial institution.
- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
- A real estate investment trust.
- A common trust fund operated by a bank under Section 584(a).
- An entity registered at all times during the tax year under the Investment Company Act of 1940
- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
- A futures commission merchant registered with the Commodity Futures Trading Commission.
- A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:
- Payments to nonresident aliens subject to withholding under Section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
- Payments of patronage dividends not paid in money.
- Payments made by certain foreign organizations.
- Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:
- Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
- Payments described in Section 6049(b)(5) to nonresident aliens.
- Payments on tax-free covenant bonds under Section 1451.
- Payments made by certain foreign organizations.
- Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.